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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event  reported) May 5, 2005

                           CIPHERGEN BIOSYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                  000-31617              33-059-5156
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 (State or other jurisdiction      (Commission           (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)

          6611 Dumbarton Circle Fremont, CA                   94555
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        (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (510) 505-2100


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 5, 2005, Ciphergen Biosystems, Inc. issued a press release announcing financial results for its fiscal first quarter ended March 31, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K.

        The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release issued by Ciphergen Biosystems, Inc. on May 5, 2005

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIPHERGEN BIOSYSTEMS, INC.
                                       (Registrant)


Date:  May 5, 2005                     By: /S/ WILLIAM E. RICH
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                                           William E. Rich
                                           President and Chief Executive Officer